Exhibit 99.1

Contact:	Robert P. Borchert	The Advisory Board Company
	VP Investor Relations	2445 M Street, N.W.
	202.266.6240	Washington, D.C. 20037
	rborchert@advisory.com	www.advisoryboardcompany.com

THE ADVISORY BOARD COMPANY ANNOUNCES EXPLORATION OF STRATEGIC ALTERNATIVES

WASHINGTON, D.C. — (February 6, 2017) — The Advisory Board Company (NASDAQ: ABCO), a leading provider of research, technology, and consulting to health care organizations and educational institutions, today announced that its Board of Directors, working together with its management team and legal and financial advisors, has commenced a process to explore, review, and evaluate a range of potential strategic alternatives focused on maximizing shareholder value. These alternatives could include, among other things, changes in the Company’s operations or strategy, strategic transactions such as a separation or the sale of part or all of the Company, and continuing the Company’s current long-term business plan.

“Our Board of Directors is committed to enhancing value for our shareholders, and this review is an important next step following the comprehensive restructuring initiatives we announced earlier this year,” said Robert Musslewhite, Chairman and Chief Executive Officer of The Advisory Board Company. “While we conduct this review, we will remain focused on executing our business plan, implementing the previously-announced restructuring in our health care business, and continuing to deliver outstanding value to our members.”

The Company’s Board of Directors has not set a timetable for this process nor has it made any decisions related to strategic alternatives at this time, and there can be no assurance that the Board’s exploration of strategic alternatives will result in any change of strategy or transaction being entered into or consummated or, if a transaction is undertaken, as to its terms, structure or timing. The Company does not expect to make further public comment regarding these matters unless and until the Board has approved a specific transaction or alternative or otherwise concludes its review of strategic alternatives.

Goldman, Sachs & Co. and Allen & Company LLC are acting as financial advisors to the Company. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor.

About The Advisory Board Company

The Advisory Board Company is a best practices firm that uses a combination of research, technology, and consulting to improve the performance of 5,500+ health care organizations and educational institutions. Headquartered in Washington, D.C., with offices worldwide, The Advisory Board Company forges and finds the best new ideas and proven practices from its network of thousands of leaders, then customizes and hardwires them into every level of member organizations, creating enduring value. For more information, visit www.advisoryboardcompany.com.

Caution Regarding Forward-Looking Statements

Statements in this news release that relate to future results and events are forward-looking statements and are based on the Company’s expectations as of the date of this news release. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “estimate,” “expect,” “guidance,” “intend,” “may,” “outlook,” “plan,” “potential,” “should,” “will,” “would,” or similar words or expressions. Forward-looking statements contained in this release may relate to, among other things, statements regarding the Company’s future prospects and the Board’s review of potential strategic alternatives, the timing of such review, and the possible outcomes of such review. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements, including as a result of the uncertainty associated with being able to identify, evaluate and complete any strategic transaction or alternative, the impact of the announcement of the Board’s review of strategic alternatives, as well as any strategic transaction or alternative that may be pursued, on the Company’s business, including its financial and operating results and its employees, suppliers, customers and members. This list of risks, uncertainties and other factors is not complete.

The Company discusses some of these matters more fully, as well as certain risks, uncertainties, and other factors that could affect the Company’s business, financial condition, results of operations, and prospects, in its filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2015, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the Securities and Exchange Commission’s website at www.sec.gov. Any or all forward-looking statements the Company makes may turn out to be wrong, and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties, and other factors, including those identified in this news release. Accordingly, you should not place undue reliance on the forward-looking statements made in this news release, which speak only as of its date. Except as required by applicable law, the Company does not undertake any obligation to revise or update any of its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.